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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2009

                                   PPOL, INC.
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             (Exact name of registrant as specified in its charter)

       California                  000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

           1 City Boulevard West, Suite 820, Orange, California 92868
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

By letter dated February 4, 2009, received by PPOL, Inc. (the "Company") on February 10, 2009, the Office of Enforcement Liaison, Division of Corporation Finance of the United States Securities and Exchange Commission ("SEC") advised the Company that it was not in compliance with its reporting requirements under
Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These reporting requirements include, among other things, the Company's obligation to file quarterly reports on Form 10-Q and annual reports on Form 10-K.

The Company has not yet filed its Form 10-K for the fiscal period ended March 31, 2008, which filing was due no later than June 30, 2008. The Company is also delinquent in its Form 10-Q filings for its 2008 fiscal quarters and 2009 fiscal quarters.

The SEC has advised that if the Company has not filed all required reports within fifteen (15) days from the date of its letter (February 4, 2009), the Company may be subject, without further notice, to an administrative proceeding to revoke its registration under the Exchange Act. The SEC further advised that such administrative proceeding would be brought by the SEC's Division of Enforcement pursuant to Section 12(j) of the Exchange Act. The SEC further advised that if the Company's stock is trading, it may also be subject to a trading suspension by the SEC pursuant to Section 12(k) of the Exchange Act.

It is the Company's intention to comply with its reporting obligations under the Exchange Act, and to file its delinquent filings with the SEC as quickly as possible, although the Company does not believe it will be able to do so within the fifteen (15) days referenced in the SEC's letter. In this regard, reference is made to the Company's Form 8-K filed with the SEC on January 27, 2009, which is incorporated herein by reference. The Company in that filing advised of, among other things, the initiation of an internal investigation relating to a sale of certain assets by its wholly-owned subsidiary located in Japan. It is the intention of the Company to complete the above-referenced delinquent filings with the SEC upon the completion of such investigation.

                                      * * *


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2009

                                   PPOL, INC.

                                   By: /s/ Richard H. Izumi
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                                       Richard H. Izumi,
                                       Chief Financial Officer and Secretary